                                                                  Execution Copy

                                 --------------

                          THIRD SUPPLEMENTAL INDENTURE

                             dated as of May 1, 2003

                                      among

                         KERN RIVER FUNDING CORPORATION,
                                   as Issuer,

                      KERN RIVER GAS TRANSMISSION COMPANY,
                                  as Guarantor,

                                       and

                              JPMORGAN CHASE BANK,
                                   as Trustee

                                 --------------

                                  $836,000,000

                          4.893% Senior Notes due 2018

                                 --------------

                  THIRD SUPPLEMENTAL INDENTURE, dated as of May 1, 2003 (this
"Third Supplemental Indenture"), among KERN RIVER FUNDING CORPORATION, a corporation duly organized and validly existing under the laws of the State of
Delaware, as issuer (the "Company"), KERN RIVER GAS TRANSMISSION COMPANY, a
general partnership duly organized and validly existing under the laws of the
State of Texas, as guarantor (the "Partnership"), and JPMORGAN CHASE BANK
(formerly known as The Chase Manhattan Bank), a New York banking corporation, as trustee (the "Trustee") under the Base Indenture referred to below.

                                   WITNESSETH

                  WHEREAS, the Company and the Partnership have heretofore
executed and delivered to the Trustee a trust indenture, dated as of August 13,
2001, as amended by the First Supplemental Indenture dated as of May 28, 2002 and the Second Supplemental Indenture dated as of June 21, 2002 (collectively, the "Base Indenture"), to provide for the issuance from time to time in one or more series of the Company's secured debentures, notes or other evidences of indebtedness (the "Securities"), the form and terms of which are to be established as set forth in Sections 2.1 and 2.3 of the Base Indenture;

                  WHEREAS, Section 7.1 of the Base Indenture provides, among other things, that the Company, the Partnership and the Trustee may enter into indentures supplemental to the Base Indenture for, among other things, the purpose of establishing (i) the form of the Securities of any series as permitted by Section 2.1 of the Base Indenture and (ii) the terms of the
Securities of any series as permitted by Section 2.3 of the Base Indenture;

                  WHEREAS, the Company, in its individual capacity and as agent for the Partnership, desires to create one series of the Securities in an aggregate principal amount of Eight Hundred Thirty-six Million Dollars
($836,000,000) to be designated the "4.893% Senior Notes due 2018" (the "Series
B Notes"), and all actions on the part of the Company necessary to authorize the issuance of the Series B Notes under the Base Indenture and this Third
Supplemental Indenture have been duly taken;

                  WHEREAS, the Company wishes to lend all of the proceeds of the sale of the Series B Notes to the Partnership;

                  WHEREAS, the Partnership wishes to provide its guarantee to secure the payment of the principal of, premium, if any, and interest on, all the Series B Notes authenticated and delivered hereunder and issued by the
Company and the performance of the covenants therein and herein contained; and

                  WHEREAS, all acts and things necessary to make this Third
Supplemental Indenture a valid agreement of the Company and the Partnership, in accordance with its terms, have been done.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises and of the acceptance and purchase of the Series B Notes by the holders thereof and of the acceptance of this trust by the Trustee, the Company and the Partnership covenant and agree with the Trustee, for the equal benefit of holders of the
Series B Notes, as follows:

                                   ARTICLE I.
                                   Definitions

                  The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Base Indenture and the form of Series B Notes attached hereto as Exhibit A.

                                  ARTICLE II.
                    Terms and Issuance of the SERIES B NOTES

Section 2.01 Issue of Securities. One series of the Securities, which shall be designated the "4.893% Senior Notes due 2018" shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Base Indenture and this
Third Supplemental Indenture (including the form of Series B Notes set forth in
Exhibit A). The aggregate principal amount of the Series B Notes which may be authenticated and delivered under this Third Supplemental Indenture shall not exceed $836,000,000.

Section 2.02 Redemption. The Series B Notes may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth therein and shall be subject to mandatory redemption on the terms and subject to the conditions set forth in Section 9.8 of the Base Indenture. The provisions of
Article 9 of the Base Indenture shall also apply to any redemption of the Series
B Notes by the Company.

Section 2.03 Form of Securities; Incorporation of Terms. The forms of the Series
B Notes shall be substantially in the form of Exhibit A attached hereto, the respective terms of which are incorporated herein by reference and which are part of this Third Supplemental Indenture. The Series B Notes shall be
Installment Securities and shall be issued as one or more Global Securities in fully registered form and one or more definitive Securities in fully registered form, as determined in accordance with Section 2.1 of the Base Indenture. The
Global Securities shall be delivered by the Trustee to the Depository, as the
Holder thereof, or a nominee or custodian therefor, to be held by the Depository in accordance with the Base Indenture.

Section 2.04 Registration, Registration of Transfer and Exchange. The Series B
Notes shall be registered, exchanged and transferred only as provided in Section
2.7 of the Base Indenture.

Section 2.05 Sinking Fund. The Series B Notes shall not have the benefit of any
Sinking Fund.

Section 2.06 Defeasance. The Series B Notes shall be defeasible, in whole or in part, pursuant to Section 11.2 and 11.3 of the Base Indenture, upon the terms and subject to the conditions set forth in Article 11 of the Base Indenture.

Section 2.07 Place of Payment. The Corporate Trust Office of the Trustee is
hereby designated as the office or agency where the principal of, premium, if any, and interest on the Series B Notes shall be payable.

                                  ARTICLE III.
                                   DepositOry

Section 3.01 Depository. The Depository Trust Company is hereby appointed
Depository with respect to the Global Securities evidencing Series B Notes.

                                  ARTICLE IV.
                          amendments to Base Indenture

Section 4.01 Amendments. The Base Indenture is hereby amended as follows:

(a) Section 1.1 is hereby amended to restate the following definitions:

                  "Collateral Agent" means JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as Partnership Collateral Agent or
Funding Collateral Agent under the Collateral Agency Agreement, and any successor Collateral Agent appointed pursuant to Section 4.6 of the Collateral
Agency Agreement.

                  "Company Security Agreement" means the Assignment of
Contracts, Pledge and Security Agreement, dated as of the Closing Date and as amended by Amendment No. 1 thereto dated as of May 1, 2003, and as further amended or supplemented from time to time in accordance with the terms thereof and of the other Basic Agreements, between the Company and the Collateral Agent.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office as of the date of execution of the Third Supplemental
Indenture hereto is located at 4 New York Plaza, New York, New York 10004.

                  "Debt Service LOC Reimbursement Agreement" means the Amended and Restated Debt Service LOC Reimbursement Agreement, dated as of May 1, 2003, and as amended, supplemented or replaced from time to time in accordance with the terms thereof and of the Basic Agreements, among the Partnership, Fortis
Bank S.A./N.V., Cayman Islands Branch, as Issuing Bank, Union Bank of
California, N.A., as Agent, and the Debt Service LOC Provider.

                  "Debt Service Payment Date" means the final day of each month, provided that the initial Debt Service Payment Date for principal of and interest on any series of Securities shall be set forth in the form of
Securities of such series.

                  "Economic Make-Whole Premium" means

                  (a) with respect to all of the Securities of any series, an amount calculated by the Company as of the second Business Day prior to the
Redemption Date (the "Determination Date") of the Securities of such series as follows:

                           (i) the average life of the remaining scheduled
         payments of principal in respect of the Outstanding Securities (the
         "Remaining Average Life") shall be calculated as of the applicable
         Redemption Date;

                           (ii) the yield to maturity shall be calculated for
         the United States Treasury security having an average life equal to the
         Remaining Average Life and trading in the secondary market at the price
         (on the Determination Date) closest to par (the "Primary Issue");
         provided, however, that if no United States Treasury security has an average life equal to the Remaining Average Life, the yields (the
         "Other Yields") for the two maturities of the United States Treasury securities having average lives most closely corresponding to such
         Remaining Average Life and trading in the secondary market at the price
         (on the Determination Date) closest to par shall be calculated and the yield to maturity for the Primary Issue shall be the yield interpolated or extrapolated from such Other Yields on a straight-line basis, rounding in each of such relevant periods to the nearest month;

                           (iii) the discounted present value of the then
         remaining scheduled payments of principal and interest (but excluding that portion of any scheduled payment of interest that is actually due and paid on the Redemption Date) in respect of Outstanding Securities shall be calculated as of the Redemption Date using a discount factor equal to the sum of (a) the yield to maturity for the Primary Issue, plus (b) the basis points provided for with respect to such series of
         Securities or 50 basis points in respect of the 6.676% Senior Notes due
         2016; and

                           (iv) the amount of premium in respect of the
         Securities to be redeemed shall be an amount equal to (a) the discounted present value of such Securities to be redeemed determined in accordance with clause (iii) above minus (b) the unpaid principal amount of such Securities; provided, however, that the premium shall not be less than zero; and

                  (b) with respect to any Security in any series, the amount obtained by multiplying (i) the aggregate Economic Make-Whole Premium determined as set forth above by (ii) the ratio of the Outstanding principal amount of such
Security on the Redemption Date to the aggregate Outstanding principal amount of all Securities of such series on the Redemption Date.

                  "Final Principal Payment" means the payment to be made in
respect of principal of the 6.676% Senior Notes due 2016 and the 4.893% Senior
Notes due 2018 on the Final Maturity Date with respect to such Securities.

                  "Partners" means KR Acquisition 1 and KR Acquisition 2, and such other Person or Persons as may become general partners of the Partnership from time to time.

                  "Partnership Agreement" means the General Partnership
Agreement, dated as of May 29, 1985, as amended from time to time in accordance with the terms thereof and of the Basic Agreements, between KR Acquisition 1 and
KR Acquisition 2 (as successors in interest to Williams Western Pipeline
Company, LLC and Kern River Acquisition, LLC, respectively).

                  "Partnership Loan Agreement" means the loan agreement, dated as of the Closing Date and as supplemented by Supplement No. 1 thereto dated as of May 1, 2003, and as further amended or supplemented from time to time in accordance with the terms thereof and of the Basic Agreements, between the
Partnership and the Company, pursuant to which the Company will lend the proceeds of the sale of Securities to the Partnership.

                  "Partnership Security Agreement" means the Assignment of
Contracts, Pledge and Security Agreement, dated as of the Closing Date and as amended by Amendment No. 1 thereto dated as of May 1, 2003, and as further amended or supplemented in accordance with the terms thereof and of the other
Basic Agreements, between the Partnership and the Collateral Agent.

                  "Purchase Agreement" means, with respect to the 6.676% Senior
Notes due 2016, the purchase agreement among the initial purchasers of the
Securities of such series, the Company, the Partnership and the Partners, and with respect to any other series of Securities, the purchase agreement among the initial purchasers of the Securities of such series, the Company and the
Partnership, in each case providing for the sale of the Securities of such series to the initial purchasers thereof.

(b) Section 1.1 is hereby amended to add the following definitions:

                  "2003 Expansion Credit Facility" means that certain Credit
Agreement, dated as of June 21, 2002, by and among the Partnership, as borrower, the banks and other financial institutions parties thereto, Union Bank of
California, N.A., as administrative agent and a lead arranger, Credit Suisse
First Boston, Cayman Islands Branch, as a lead arranger and book runner, and
Commerzbank AG, New York Branch, as a lead arranger and book runner.

                  "Escrow Agreement" shall have the meaning assigned to it in the Partnership Security Agreement.

                  "KR Acquisition 1" means KR Acquisition 1, LLC, a Delaware limited liability company. "KR Acquisition 2" means KR
                  Acquisition 2, LLC, a Delaware limited liability company.

                  "MidAmerican" means MidAmerican Energy Holdings Company, an
Iowa corporation.

                  "Shipper Credit Support" means those parent or third-party guaranties, letters of credit (or the equivalent), cash escrow agreements
(including the Escrow Agreement) and other credit support provided with respect to the LTFT Agreements.

(c) Section 1.1 is hereby amended to delete the definitions of "KR Acquisition,"
"Williams" and "WWPC" therefrom.

(d) Section 1.5(a) shall be amended by deleting the phrase ", 450 West 33rd
Street, 15th Floor, New York, NY, 10001" and inserting in the place thereof "4
New York Plaza, 15th Floor, New York, New York 10004."

(e) Section 1.5(b) shall be amended by deleting the phrase "One Williams Center,
Tulsa, Oklahoma, 74102, Attention: Treasurer" and inserting in the place thereof
"295 Chipeta Way, Salt Lake City, Utah 84108, Attn: General Counsel, with a copy to MidAmerican Energy Holdings Company 666 Grand Avenue, Des Moines, Iowa 50309,
Attn: Treasurer."

(f) Section 8.5(c) shall be amended by deleting the phrase "On the Closing Date"
and inserting in place thereof the phrase "On the date of original issuance of any Securities."

(g) Section 8.19 shall be amended by (i) deleting the word "and" prior to subsection (d) and inserting "," in the place thereof and (ii) adding the following after the word "hereof" at the end of subsection (d): ", (e) to pay any outstanding amounts due under the 2003 Expansion Credit Facility or any other indebtedness incurred to finance an Expansion that has reached Completion and any costs or expenses relating thereto, including breakage expenses, and (f)
for any other purpose expressly permitted hereunder and to pay any costs or expenses relating thereto."

(h) Section 8.20 shall be amended by deleting the phrase "of the Securities issued on the Closing Date" in clause (c)(z) thereof.

(i) Any references in the Base Indenture to "Williams" shall be deleted and
"MidAmerican" shall be inserted in the place thereof.

(j) Any references in the Base Indenture to "Shipper Guarantees" shall be deleted and "Shipper Credit Support" shall be inserted in the place thereof.

(k) Exhibits B through E of the Base Indenture shall be deleted in their entirety and replaced by Exhibits B through E attached hereto. For purposes of this Third Supplemental Indenture, any reference in the Base Indenture to any such exhibit shall be a reference to the corresponding exhibit attached hereto.

                                   ARTICLE V.
                                  miscellaneous

Section 5.01 Execution as Supplemental Indenture. This Third Supplemental
Indenture is executed and shall be construed as an indenture supplemental to the
Base Indenture and, as provided in the Base Indenture, this Third Supplemental
Indenture forms a part thereof.

Section 5.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 5.03 Successors and Assigns. All covenants and agreements in this Third
Supplemental Indenture by the Company and the Partnership shall bind their successors and assigns, whether so expressed or not.

Section 5.04 Separability Clause. In case any provision in this Third
Supplemental Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.05 Benefits of Third Supplemental Indenture. Nothing in this Third
Supplemental Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the
Holders, any benefit or any legal or equitable right, remedy or claim under this
Third Supplemental Indenture.

Section 5.06 Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles thereof relating to conflicts of law except
5-1401 of the New York General Obligation Law.

Section 5.07 Execution in Counterparts. This Third Supplemental Indenture may be
executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 5.08 Trustee. The Trustee makes no representations as to the validity or sufficiency of this Third Supplemental Indenture. The statements herein are deemed to be those of the Company and the Partnership and not of the Trustee.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

                                            KERN RIVER FUNDING CORPORATION

                                     By:
                                         ------------------------------------
                                     Name:
                                     Title:

                                             KERN RIVER GAS TRANSMISSION COMPANY

                                     By:
                                         -------------------------------------
                                     Name:
                                     Title:

                                             JPMORGAN CHASE BANK,
                                                as Trustee

                                     By:
                                         ------------------------------------
                                     Name:
                                     Title:

                                    EXHIBIT A
                                FORM OF SECURITY

                           [FORM OF FACE OF SECURITY]

                           [GLOBAL SECURITIES LEGEND]

                  [Include if Security is a Global Security - UNLESS THIS
CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST
COMPANY, A NEW YORK CORPORATION ("DTC"), TO KERN RIVER FUNDING CORPORATION ("THE
COMPANY") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND
ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER
NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS
MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER
HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE
INDENTURE HEREINAFTER REFERRED TO. THIS GLOBAL SECURITY MAY NOT BE EXCHANGED, IN
WHOLE OR IN PART, FOR A SECURITY REGISTERED IN THE NAME OF ANY PERSON OTHER THAN
THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF EXCEPT IN THE CIRCUMSTANCES
SET FORTH IN SECTION 2.7 OF THE BASE INDENTURE, AND MAY NOT BE TRANSFERRED, IN
WHOLE OR IN PART, EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 2.7 OF THE BASE INDENTURE. BENEFICIAL INTERESTS IN THIS GLOBAL SECURITY
MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH SECTION 2.7 OF THE BASE
INDENTURE.]

                         [RESTRICTED SECURITIES LEGEND]

                  [Include if Security is a Restricted Security or a "Temporary
Regulation S Global Security" (unless, pursuant to Section 2.7, the Company determines that the legend may be removed) - THIS SECURITY (OR ITS PREDECESSOR)
WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED
STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT
BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR
AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY
NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM
THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A
THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE
COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE
TRANSFERRED, ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER
REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A
UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE
144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE
WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO ANY EXEMPTION FROM
REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF
AVAILABLE) OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY
APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER
WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS
SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO
THE TRUSTEE SUCH CERTIFICATES AND OTHER INFORMATION AS THE COMPANY MAY
REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING
RESTRICTIONS.]

                  THIS SECURITY IS AN INSTALLMENT SECURITY (AS DEFINED IN THE
INDENTURE HEREINAFTER REFERRED TO). ACCORDINGLY, THE FACE AMOUNT HEREOF MAY
EXCEED THE UNPAID PRINCIPAL AMOUNT HEREOF AND ANY TRANSFEREE OF THIS SECURITY
MAY NOT RELY ON THE FACE AMOUNT HEREOF AS EVIDENCE OF THE AMOUNT DUE AND OWING
ON THIS SECURITY BUT IS ADVISED TO DETERMINE SUCH UNPAID PRINCIPAL AMOUNT FROM
THE RECORDS OF THE COMPANY OR ITS PAYING AGENT.

                  [Insert any legend required by the Internal Revenue Code of
1986, as amended and the regulations thereunder.]

                         KERN RIVER FUNDING CORPORATION

                           4.893% Senior Note due 2018

No. [____]                                                       $[___],000,000

                  KERN RIVER FUNDING CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the
"Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to
[____________], or registered assigns, on the dates and in the installment amounts as provided in Schedule A hereto, [Include if this Security is a Global
Security -- the Initial Principal Amount specified on Schedule B hereto (such
Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule B hereto, is hereinafter referred to as the "Principal")] [Include if this Security is not a Global Security -- the principal sum of [___________]
Dollars (the "Principal Amount")], and to pay interest thereon from May 1, 2003 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, monthly on the last day of each month, commencing May 31,
2003, at the rate of 4.893% per annum (computed on the basis of a 360-day year of twelve 30-day months), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the
Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the 15th day of the month (whether or not a Business
Day), in which each applicable Interest Payment Date shall occur. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the
Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the
Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

                  Payment of the principal of (and premium, if any) and any such interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of principal and interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register without any requirement for the presentation and surrender of such Security at such office or agency, except in connection with a redemption or the final principal payment thereon.

                  Reference is hereby made to the further provisions of this
Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been
executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: [__________]

                                    KERN RIVER FUNDING CORPORATION,
                                    as Issuer

                                    By:
                                       -----------------------------------------
                                    Name:
                                    Title

                                    KERN RIVER GAS TRANSMISSION COMPANY,
                                    as Guarantor

                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                      JPMORGAN CHASE BANK,
                                           as Trustee

                                      By:
                                         --------------------------------------
                                           Authorized Officer

                          [FORM OF REVERSE OF SECURITY]

                  This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under a Trust Indenture, dated as of August 13, 2001 (the "Base
Indenture"), among Kern River Funding Corporation, as issuer (the "Company"),
Kern River Gas Transmission Company, as guarantor (the "Partnership"), and
JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee
(the "Trustee," which term includes any successor trustee under the Indenture), as amended or supplemented by the First Supplemental Indenture dated as of May
28, 2002, the Second Supplemental Indenture dated as of June 21, 2002 and the
Third Supplemental Indenture dated as of May 1, 2003 (collectively with the Base
Indenture, the "Indenture"), among the Company, the Partnership and the Trustee, and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Partnership, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This
Security is one of the series designated on the face hereof, limited in principal amount to $836,000,000.

                  The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, at any time, in whole or in part, at the election of the Company at a Redemption Price equal to 100% of the principal amount hereof plus the Economic Make-Whole Premium, together with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such
Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof all as provided in the Indenture. For purposes of the Securities of this series, the number of basis points provided for in clause (a)(iii)(b) of the definition of
"Economic Make-Whole Premium" set forth in the Indenture shall be 25.

                  In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The mandatory redemption provisions set forth in Section 9.8 of the Base Indenture shall apply to the Securities of this series.

                  The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and
Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

                  If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

                  Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), upon the request of a
Holder of a Security or of a beneficial owner of an interest in a Global
Security, the Company will promptly furnish or cause to be furnished Rule 144A
Information (as defined below) to such Holder or beneficial owner, or to a prospective purchaser of a Security or a beneficial interest in a Global
Security designated by such Holder or beneficial owner of such interest, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A
Information" shall be such information as is specified pursuant to Rule
144A(d)(4) under the Securities Act (or any successor provision thereto).

                  The Indenture permits, with certain exceptions as therein
provided, the amendment thereof and the modification of the rights and obligations of the Company and the Partnership and the rights of the holders of the Securities of each series to be affected under the Indenture at any time by the Company, the Partnership and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the
Holders of specified percentage in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this
Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                  As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee notice of a continuing Event of Default with respect to the
Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of
Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of
Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity.

                  The foregoing shall not apply to any suit by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

                  No reference herein to the Indenture and no provision of this
Security or of the Indenture shall alter or impair (i) the obligation of the
Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or (ii) the unconditional guarantee of the
Partnership of the obligations of the Company under this Security and the
Indenture.

                  As provided in the Indenture and subject to certain
limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities of this series are issuable only in registered form without coupons in denominations of $100,000 and any integral multiples of
$1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

                  No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee and any such agent shall be affected by notice to the contrary.

                  Each holder, by acceptance of this Security, hereby
acknowledges and agrees that (i) no recourse shall be had for the payment of the principal of or the interest on this Security, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented hereby against any Affiliate of the Company (other than the
Partnership) or any incorporator, stockholder, officer, employee or director, as such, present or future, of the Company or any Affiliate of the Company or of any predecessor or successor, all as provided in Section 13.1 of the Base
Indenture and (ii) no recourse shall be had in the event of any non-performance by the Partnership of any obligations of the Partnership under this Security or the Indenture to the Partners or any Affiliate thereof or to any assets or properties of the Partners other than their respective interests in the
Collateral, all as provided in Section l3.2 of the Base Indenture.

                  The Securities are subject to a Collateral Agency Agreement dated as of August 13, 2001, pursuant to which the rights of the Senior Parties
(including the Holders of the Securities and certain other creditors of the
Company and the Partnership) in respect of the Collateral will be shared among the Senior Parties and will be exercised by the Collateral Agent in accordance with the Collateral Agency Agreement.

                  All terms used in this Security which are defined in the
Indenture shall have the meanings assigned to them in the Indenture.

                  This Security shall be governed by and construed in accordance with the laws of the State of New York.

                                                                      Schedule A

                             PRINCIPAL INSTALLMENTS

                  The principal of the Securities of this series shall be
payable in monthly installments commencing on June 30, 2003. On each monthly payment date in each year other than 2003 and 2018, the principal amount payable shall be equal to the product of (i) 1/12 of the percentage set forth under
"Percentage of Principal Amount Payable" and (ii) the original principal amount of this Security. On the final day of each of the last seven months in 2003, the principal amount payable shall be equal to the product of (i) 1/7 of the percentage set forth opposite year 2003 under "Percentage of Principal Amount
Payable" and (ii) the original principal amount of this Security. On the final day of each of the first three months in 2018, the principal amount payable shall be equal to the product of (i) 1/3 of the percentage set forth opposite year 2018 under "Percentage of Principal Amount Payable" and (ii) the original principal amount of this Security. On April 30, 2018, the Partnership will pay all remaining unpaid principal, calculated as the product of (i) the percentage of principal amount payable set forth opposite "Final Principal Payment" and
(ii) the original principal amount of this Security. In the case of any redemption (other than by a mandatory redemption pursuant to Section 9.8 of the
Base Indenture) or other reduction (other than by scheduled amortization) of the principal amount of this Security, the foregoing calculations will be based on the original principal amount of this Security less the original principal amount (i.e., before amortization) of this Security redeemed (other than by a mandatory redemption pursuant to Section 9.8 of the Base Indenture) or otherwise reduced (other than by scheduled amortization).

                                          Percentage of
                                         Principal Amount
          Payment Date                       Payable
          ------------                       -------
              2003                            2.85%
              2004                            4.35%
              2005                            4.40%
              2006                            4.80%
              2007                            5.20%
              2008                            5.60%
              2009                            5.85%
              2010                            6.30%
              2011                            6.35%
              2012                            6.35%
              2013                            5.95%
              2014                            6.15%
              2015                            6.50%
              2016                            6.50%
              2017                            7.40%
              2018                            2.50%
     Final Principal Payment                  12.95%

       [If the Security is a Global Security, insert as a separate page: -

                                                                      Schedule B

     THE INITIAL PRINCIPAL AMOUNT OF THIS GLOBAL SECURITY IS $[___],000,000.

                             SCHEDULE OF ADJUSTMENTS

                                                                                    Notation made on
       Date         Principal amount    Principal amount     Principal amount         behalf of the
  adjustment made     of increase          of decrease     following adjustment    Security Registrar

                                      A-12
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                                  ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in             UNIF GIFT MIN ACT- _______ Custodian ________

          common                                       (Cust)            (Minor)

TEN ENT- as tenants by the

          entireties                                    under Uniform Gifts to

 JT TEN- as joint tenants                                     Minors Act

          with right of

          survivorship and                             ________________________

          not as tenants                                       (State)

          in common

                    Additional abbreviations may also be used

                          though not on the above list.

         FOR VALUE RECEIVED, the undersigned hereby sell(s) and transfer(s) unto

-------------------------------------------------------------------------------

(please insert Social Security or other identifying number of assignee)

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

the within Note and all rights thereunder, hereby irrevocably constituting and appointing

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

agent to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:
       --------------------      ----------------------------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular without alteration or enlargement, or any change whatever.

                                    EXHIBIT B

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RESTRICTED GLOBAL
                    SECURITY TO REGULATION S GLOBAL SECURITY
                   (Transfers pursuant to Section 2.7(c)(v)(B)
                             of the Base Indenture)

JPMorgan Chase Bank
4 New York Plaza
New York, New York 10004
Attn.:  Institutional Trust Services

         Re:      Kern  River Funding Corporation
                  [__________________] (the "Securities")

         Reference is hereby made to the Trust Indenture, dated as of August 13,
2001 (as amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among Kern River Funding Corporation, as issuer (the
"Company"), Kern River Gas Transmission Company, as guarantor, and JPMorgan
Chase Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$[___],000,000 principal amount of Securities which are evidenced by one or more Restricted Global Securities (CUSIP No.
[__________]) and held with the Depository in the name of [Insert Name of
Transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more
Regulation S Global Securities (ISIN No. [__________]), which amount, immediately after such transfer, is to be held with the Depository through
Euroclear or Clearstream or both (Common Code ________).

         In connection with such request and in respect of such Securities, the
Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities
Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that:

         (a) the offer of the Securities was not made to a person in the United
States;

         (b) either:

                 (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the
United States; or

                 (ii) the transaction was executed in, or through the
facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

         (c) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

         (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

         (e) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depository through
Euroclear or Clearstream or both (Common Code___________________).

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the
Indenture have the meanings set forth in Regulation S under the Securities Act.

                                            [Insert Name of Transferor]

                                            By: _______________________________
                                            Name:
                                            Title:

Dated: _____________, ____

cc:  Kern River Funding Corporation

                                    EXHIBIT C

                          FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER OR EXCHANGE FROM REGULATION S
                  GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY
                   (Transfers Pursuant to Section 2.7(c)(v)(D)
                             of the Base Indenture)

JPMorgan Chase Bank
4 New York Plaza
New York, New York 10004
Attn.:  Institutional Trust Services

         Re:      Kern River Funding Corporation
                  [_____________________] (the "Securities")

         Reference is hereby made to the Trust Indenture, dated as of August 13,
2001 (as amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among Kern River Funding Corporation, as issuer (the
"Company"), Kern River Gas Transmission Company, as guarantor, and JPMorgan
Chase Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$[___],000,000 principal amount of Securities which are evidenced by one or more Regulation S Global Securities (ISIN No.
[____________]) and held with the Depository through [Euroclear] [Clearstream]
(Common Code ______) in the name of [Insert Name of Transferor] (the
"Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more
Restricted Global Securities (CUSIP No. [____________]), to be held with the
Depository.

         In connection with such request and in respect of such Securities, the
Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a Person that the
Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable blue sky or securities laws or any state of the United States.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred.

                                            [Insert Name of Transferor]

                                            By: _______________________________
                                            Name:
                                            Title:

Dated: _____________, ____

cc:  Kern River Funding Corporation

                                    EXHIBIT D

                          FORM OF TRANSFER CERTIFICATE
                            FOR TRANSFER OR EXCHANGE
                             OF RESTRICTED SECURITY
              (Transfers Pursuant to Section 2.7(b) or 2.7(c)(v)(E)
                             of the Base Indenture)

JPMorgan Chase Bank
4 New York Plaza
New York, New York 10004
Attn.:  Institutional Trust Services

         Re:      Kern  River Funding Corporation
                  [___________________________] (the "Securities")

         Reference is hereby made to the Trust Indenture, dated as of August 13,
2001 (as amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), among Kern River Funding Corporation, as issuer (the
"Company"), Kern River Gas Transmission Company, as guarantor, and JPMorgan
Chase Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         This letter relates to US$[___],000,000 principal amount of Securities presented or surrendered on the date hereof (the "Surrendered Securities") which are registered in the name of [Insert Name of Transferor] (the "Transferor").
The Transferor has requested a transfer of such Surrendered Securities to a
Person other than the Transferor (each such transaction being referred to herein as a "transfer").

         In connection with such request and in respect of such Surrendered
Securities, the Transferor does hereby certify that:

                  [CHECK ONE]

     (a) the Surrendered Securities are being transferred to the Company;

                           or

     (b) the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933 (the
"Securities Act") and, accordingly, the Transferor does hereby further certify that the Surrendered Securities are being transferred to a Person that the
Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a
"qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable blue sky or securities laws of any state of the United States;

                           or

     (c) the  Surrendered  Securities are being  transferred  pursuant to and in accordance with Regulation S under the Securities Act, and

     (i) the offer of the Surrendered Securities was not made to a person in the
United States;

     (ii) either:

               (A) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States, or

               (B) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

     (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (iv)  the  transaction  is not  part  of a plan  or  scheme  to  evade  the registration requirements of the Securities Act;

                           or

     (d) the Surrendered Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act and in accordance with any applicable blue sky securities laws of any state of the United States.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.

                                        [Insert Name of Transferor]

                                        By: _______________________________
                                        Name:
                                        Title:

Dated: _____________, ____

cc:  Kern River Funding Corporation

                                    EXHIBIT E

             Form of Letter to be Delivered by Accredited Investors

Kern River Funding Corporation
[______________________]

[Names and addresses of initial purchasers]

Dear Sirs:

         We are delivering this letter in connection with an offering of
$[___],000,000 [______________] (the "Securities") of Kern River Funding
Corporation, a Delaware corporation (the "Company"), all as described in the
Confidential Offering Circular (the "Offering Circular") relating to the offering.

                  We hereby confirm that:

         (i) we are an "accredited investor" within the meaning of Rule
501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the
"Securities Act"), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities
Act (an "Institutional Accredited Investor");

         (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited
Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the
Securities Act and for each of which we exercise sole investment discretion or
(B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities
Act, or a "savings and loan association" or other institution described in
Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion,

         (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;

         (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the
Securities;

         (v) we are not acquiring the Securities with a view to distribution thereof or with any present intention of offering or selling any of the
Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States under Regulation S under the
Securities Act, as provided below; provided that the disposition of our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

         (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to financial and other information, and have been afforded the opportunity to ask questions of representatives of the Company and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

         We understand that the Securities are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Securities have not been registered under the
Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer the Securities, the Securities may be offered, resold, pledged or otherwise transferred only (i) in the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (ii) outside the United States in a transaction in accordance with Rule 904 under the Securities Act, (iii) under an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (iv) under an effective registration statement under the
Securities Act, in each of cases (i) through (iv), subject to any applicable securities laws of any State of the United States or any other applicable jurisdiction. We understand that the registrar and transfer agent for the
Securities, will not be required to accept for registration of transfer any
Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us, will be in the form of definitive physical certificates and that the certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF
LAWS.

Date:    __________________________         _______________________________
                                                  (Name of Purchaser)

                                            By:____________________________
                                            Name:
                                            Title:
                                            Address: